Alpine Ultra Short Tax Optimized Income Fund – Adviser Class
(the “Fund”)

A SERIES OF ALPINE INCOME TRUST

Supplement Dated August 21, 2009 to the
Prospectus dated February 27, 2009

Effective immediately, the section of the Prospectus entitled “About the Fund – Fund Performance” has been modified and is replaced in its entirety with the following:

Fund Performance

The bar chart and table below show how the Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund for full calendar years.  The table below compares the Fund’s performance over time to the Fund’s benchmarks.

Prior to November 10, 2003, the shares of the Fund had no specific class designation.  As of that date, all of the outstanding shares were redesignated as Investor Class shares.  The performance below shows that of the Adviser Class of the Fund.

The chart and table assume reinvestment of dividends and distributions.  Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Alpine Ultra Short Tax Optimized Income Fund
Calendar Year Total Returns* as of 12/31 Each Year: Adviser Class

* The performance data shown in the bar chart above does not reflect the 0.50% sales charge, which would reduce returns.

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:

	Best Quarter		Worst Quarter
Alpine Ultra Short Tax Optimized Income Fund	1.11%	6/30/05	(0.01%)	3/31/05

Average Annual Total Returns(1)
(For the periods ending December 31, 2008)

Alpine Ultra Short Tax Optimized Income Fund (Adviser Class)	1 Year	Since Inception March 30, 2004
Return Before Taxes	2.83%	2.94%
Return After Taxes on Distributions(2)	2.77%	2.64%
Return After Taxes on Distributions and Sale of Fund Shares(2)	3.12%	2.70%
Lipper Short Municipal Debt Funds Average(3)	0.12%	1.66%
Lehman Brothers Municipal 1 Year Bond Index(4)	4.57%	2.95%

(1)
Effective 10/12/07, Alpine Ultra Short Tax Optimized Income Fund Adviser Class began imposing a maximum sales charge of 0.50% on purchases.  Performance data in the table above for time periods beginning with dates after 10/12/07 reflect the sales charge.

(2)
After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)
Lipper Short Municipal Debt Funds Average consists of funds that invest in municipal debt issues with dollar weighted average maturities of one to three years.  The Lipper Short Municipal Debt Funds Average is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees.

(4)
The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2 years to Maturity) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market value weighted index engineered for the long-term, tax exempt bond market.  The index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees.  Investors cannot directly invest in an index.

Please retain this Supplement for future reference.
The date of this Supplement is August 21, 2009.